Amplify Bloomberg AI Equal Weight ETF
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 99.6%	Shares	Value
Communication Services - 1.7%
Alphabet, Inc. - Class A	5,896	$ 2,107,053

Consumer Discretionary - 2.6%
Alibaba Group Holding Ltd.	115,400	1,366,338
Amazon.com, Inc. (a)	8,312	1,981,082
		3,347,420

Information Technology - 95.3% (b)
Advanced Micro Devices, Inc. (a)	8,017	4,657,155
Advantest Corp.	12,900	2,566,904
Apple, Inc.	6,813	1,971,410
Arista Networks, Inc. (a)	13,765	2,338,398
ASML Holding NV	1,301	2,560,471
Atlassian Corp. - Class A (a)	25,532	1,986,134
Broadcom, Inc.	5,544	2,094,246
Cadence Design System, Inc. (a)	6,256	2,348,002
Cambricon Technologies Corp. Ltd. - Class A	17,873	4,202,621
Celestica, Inc. (a)	5,918	2,157,552
Ciena Corp. (a)	3,895	1,910,731
Coherent Corp. (a)	6,755	2,664,645
CoreWeave, Inc. - Class A (a)	21,201	2,110,348
Datadog, Inc. - Class A (a)	14,486	3,771,575
Dell Technologies, Inc. - Class C	9,999	4,314,169
DigitalOcean Holdings, Inc. (a)	19,371	3,041,828
Gitlab, Inc. - Class A (a)	77,249	2,358,412
Hewlett Packard Enterprise Co.	70,846	3,195,863
Hon Hai Precision Industry Co. Ltd.	289,000	2,277,055
HP, Inc.	89,364	1,960,646
International Business Machines Corp.	7,026	1,975,781
Lumentum Holdings, Inc. (a)	2,109	1,809,649
Marvell Technology, Inc.	16,279	4,849,351
MediaTek, Inc.	38,000	5,063,645
Micron Technology, Inc.	4,761	5,495,575
Microsoft Corp.	4,669	1,741,630
MongoDB, Inc. (a)	6,889	2,314,015
Monolithic Power Systems, Inc.	1,559	2,155,099
Nebius Group NV (a)(c)	16,022	4,424,796
NetApp, Inc.	16,872	2,611,111
NVIDIA Corp.	9,830	1,966,885
Oracle Corp.	11,912	1,745,704
Qualcomm, Inc.	13,751	2,541,047
Quanta Computer, Inc.	197,000	2,275,705
Samsung Electronics Co. Ltd.	14,204	3,062,116
Seagate Technology Holdings PLC	4,061	3,918,865
ServiceTitan, Inc. - Class A (a)	27,707	1,959,162
SK hynix, Inc.	3,005	5,139,902
Snowflake, Inc. - Class A (a)	11,483	2,922,423
Synopsys, Inc. (a)	4,404	1,964,492
Taiwan Semiconductor Manufacturing Co. Ltd.	31,000	2,345,204
Western Digital Corporation	5,911	3,775,474
		120,545,796
TOTAL COMMON STOCKS (Cost $99,643,808)		126,000,269

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 3.3%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.75% (d)	4,141,677		4,141,677
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $4,141,677)			4,141,677

MONEY MARKET FUNDS - 0.4%	Shares		Value
Invesco Government & Agency Portfolio - Institutional Class, 3.57% (d)	520,187		520,187
TOTAL MONEY MARKET FUNDS (Cost $520,187)			520,187

TOTAL INVESTMENTS - 103.3% (Cost $104,305,672)			130,662,133
Liabilities in Excess of Other Assets - (3.3)%		(0.03260)	(4,124,789)
TOTAL NET ASSETS - 100.0%			$ 126,537,344

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(c)	All or a portion of this security is on loan as of June 30, 2026. The fair value of these securities was $4,291,958.
(d)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Amplify Bloomberg AI Equal Weight ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 126,000,269	$ –	$ –	$ 126,000,269
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	4,141,677
Money Market Funds	520,187	–	–	520,187
Total Investments	$ 126,520,456	$ –	$ –	$ 130,662,133

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.